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Exhibit 99

Certification of Chief Executive Officer and Chief Financial Officer
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of D. L. Peterson Trust (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), George J. Kilroy, as Chief Executive Officer of Raven Funding LLC, and Neil J. Cashen, as Chief Financial Officer of Raven Funding LLC, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ George J. Kilroy George J. Kilroy Chief Executive Officer—Raven Funding LLC August 14, 2002
/s/ Neil J. Cashen Neil J. Cashen Chief Financial Officer—Raven Funding LLC August 14, 2002

This certification accompanies the Report pursuant to § 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of §18 of the Securities Exchange Act of 1934, as amended.

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  Exhibit 99
Certification of Chief Executive Officer and Chief Financial Officer 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002